SMITH BARNEY MASSACHUSETTS MUNICIPALS FUND

Supplement dated November 5, 1999
to the Prospectus dated March 30, 1999

The following information supplements, and to the extent inconsistent therewith, supersedes, the information in the Prospectus under:

Comparative performance

This table indicates the risks of investing in the fund by comparing the average annual total return of each class for the periods shown with that of the Lehman Brothers Municipal Bond Index (the "Lehman Index"), a broad-based unmanaged index of municipal bonds and the Lipper Massachusetts Municipal Fund Average (the "Lipper Funds Average"), an average composed of the fund's peer group of mutual funds. This table assumes imposition of the maximum sales charge applicable to the class, redemption of shares at the end of the period, and reinvestment of distributions and dividends.

                          Average Annual Total Returns
                     Calendar Years Ended December 31, 1998

Class                 1 year 5 years 10 years Since inception Inception date
 A                    1.69%   4.83%   7.22%   7.78%         12/21/87
 B                    0.96%   5.00%   n/a     6.55%         11/30/92
 L                    3.41%    n/a     n/a    9.21%         11/10/94
Lehman Index          6.48%   6.22%   8.22%   8.39%            *
Lipper Funds Average  5.44%   5.33%   7.57%   7.88%            *

* Index comparison begins on December 31, 1987.

FD 01739